UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 22, 2022

iStar Inc.

(Exact name of registrant as specified in its charter)

Maryland	1-15371	95-6881527
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1114 Avenue of the Americas, 39th Floor

New York, New York 10036

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (212) 930-9400

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	STAR	New York Stock Exchange
8.00% Series D Cumulative Redeemable Preferred Stock, $0.001 par value	STAR-PD	New York Stock Exchange
7.65% Series G Cumulative Redeemable Preferred Stock, $0.001 par value	STAR-PG	New York Stock Exchange
7.50% Series I Cumulative Redeemable Preferred Stock, $0.001 par value	STAR-PI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ◻

Item 2.01Completion of Acquisition or Disposition of Assets.

On March 22, 2022, iStar Inc. (together with its subsidiaries, the "Company") completed the sale of a portfolio of net lease assets, as contemplated by the previously announced Purchase and Sale Agreement, dated as of February 2, 2022,  among certain subsidiaries of, and entities managed by, the Company ("Sellers") and an affiliate of Carlyle’s Global Credit platform (“Carlyle”) for a gross purchase price of $3.07 billion (the “Net Lease Sale”).

On March 23, 2022, Safehold Inc. purchased three properties that were sold under the Purchase and Sale Agreement from Carlyle for a total price of $122.0 million. The three properties were subject to a sale leaseback with Carlyle.

The foregoing description of the Purchase and Sale Agreement is qualified in its entirety by reference to the full text of the Purchase and Sale Agreement, which was filed as Exhibit 2.1 to the Company's Current Report on Form 8-K filed on February 2, 2022, and is incorporated herein by reference. A press release announcing the completion of the sale transaction is filed as exhibit 99.3 and incorporated herein by reference.

Item 7.01Regulation FD Disclosure.

The Company has made available a supplemental financial presentation related to the Net Lease Sale. A copy of the supplemental financial presentation is attached as Exhibit 99.1 hereto and incorporated by reference.

The supplemental financial presentation, including Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in Item 7.01 of this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, unless it is specifically incorporated by reference therein.

Item 9.01Financial Statements and Exhibits.

(b)Pro Forma Financial Information

The pro forma financial information of the Company reflecting the Net Lease Sale and dispositions of two other net lease properties is filed as exhibit 99.2 and incorporated herein by reference.

(d)Exhibits

Exhibit 2.1	Purchase and Sale Agreement, dated as of February 2, 2022, (filed as Exhibit 2.1 to the Company's Current Report on Form 8-K filed on February 2, 2022 and incorporated herein by reference).

Exhibit 99.1Supplemental Financial Presentation

Exhibit 99.2Pro Forma Financial Information

Exhibit 99.3Press Release dated March 22, 2022

Exhibit 104Inline XBRL for the cover page of this Current Report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

iStar Inc.

Date:	March 28, 2022	By:	/s/ BRETT ASNAS
Brett Asnas
Chief Financial Officer
(principal financial officer)